EXHIBIT 10.32

                              THIRD AMENDMENT



          THIRD AMENDMENT, dated as of July 15, 1998 (this "Amendment"), to the Credit Agreement, dated as of October 16, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), the several lenders from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                             W I T N E S E T H:


          WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;


          WHEREAS, the Company has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and


          WHEREAS, the Administrative Agent, with the consent of the Required Lenders, is agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;


          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.


          2. Amendments to Subsection 1.1. Subsection 1.1 to Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:


               "'Permitted Acquisition': as defined in subsection 8.6(j)."


               "'Permitted   Acquisition   Indebtedness': as   defined  in
               subsection 8.6(j)."


          3. Amendment to Subsection 7.8. Subsection 7.8 of the Credit Agreement is hereby amended by adding the following new paragraph (e) to the end of such subsection.

               "(e)   Notwithstanding  the  foregoing  provisions  of  this
          subsection 7.8, a non-wholly owned Subsidiary acquired in a Permitted Acquisition or owned directly or indirectly by any Person acquired in a Permitted Acquisition shall not be required to deliver a Guarantee pursuant to this Section 7.8 and to the extent that the pledge of any of the issued and outstanding stock of any non-wholly owned Subsidiary acquired in the Permitted Acquisition or owned directly or indirectly by any Person acquired in a Permitted Acquisition would cause a breach or default of or under any Contractual Obligation binding on the Company or any Subsidiary, such pledge shall not be required by this subsection 7.8."


          4. Amendments to Subsection 8.1. (a) Subsection 8.1(g) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection.


               (b) Subsection 8.1(h) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "; and".


               (c) Subsection 8.1 of the Credit Agreement is hereby amended by adding the following new paragraph (i) to the end of such subsection:


               "(i) Permitted Acquisition Indebtedness."


          5. Amendments to Subsection 8.2. (a) Subsection 8.2(n) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "; and".


               (b) Subsection 8.2 of the Credit Agreement is hereby amended by adding the following new paragraph (o) to the end of such subsection:

                    "(o) Liens securing Permitted Acquisition  Indebtedness
               or Contingent Obligations permitted by subsection 8.3(g)."


          6. Amendments to Subsection 8.3. (a) Subsection 8.3(e) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection.


               (b) Subsection 8.3(f) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "; and".


               (c) Subsection 8.3 of the Credit Agreement is hereby amended by adding the following new paragraph (g) to the end of such subsection:

                    "(g) Contingent  Obligations  arising from,  assumed in
               connection with or continuing on the part of any Subsidiary acquired directly or indirectly in the Permitted Acquisition, provided that the aggregate amount of such Contingent Obligations do not exceed 10% of the purchase price paid for the Permitted Acquisition."


          7. Amendments to Subsection 8.6. (a) Subsection 8.6(h) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection.


               (b) Subsection 8.6(i) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "; and".


               (c) Subsection 8.6 of the Credit Agreement is hereby amended by adding the following new paragraph (j) to the end of such subsection:

                    "(j)  the  Company  or  any  of  its  Subsidiaries  may
               acquire, in one acquisition only, the capital stock or all or substantially all of the assets of another Person or any business unit or line of business of another Person, provided that (i) such Person, business unit or line of business is engaged in a business of the same general type as the Company and its Subsidiaries are engaged in, or a business related thereto, (ii) after giving effect to such acquisition the Company is in compliance on a pro forma basis as at the end of the most recent fiscal quarter for which financial statements have been furnished to the Lenders with the requirements of subsections 8.8, 8.9 and
               8.10 and no Default or Event of Default has occurred and is continuing and (iii) the purchase price of such acquisition (including any assumed or continuing indebtedness of such Person, business unit or line of business ('Permitted Acquisition Indebtedness'), but excluding any portion of such purchase price paid in common stock of Holdings), is not greater than $300,000,000 (the acquisition under this paragraph (j), the 'Permitted Acquisition')."


          8. Amendment to Subsection 8.7. Subsection 8.7 of the Credit Agreement is hereby amended by deleting the reference to "$40,000,000" in such subsection and substituting in lieu thereof a reference to "$50,000,000".


          9. Effectiveness. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Administrative Agent and the Required Lenders.


          10. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties in or pursuant to Section 5 of the Credit Agreement or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).


          11. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.


          12. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.


          13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


          14. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                    GULFSTREAM DELAWARE CORPORATION



                                    By:  /s/ Robert L. Williams
                                        ----------------------------------
                                        Title: Vice President and Treasurer


                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a Lender


                                    By:  /s/ William J. Caggiano
                                        ----------------------------------
                                        Title: Managing Director


                                    ARAB BANKING CORP.


                                    By:  /s/ Louise Bilbro
                                        ----------------------------------
                                        Title: Vice President


                                    BANK OF AMERICA


                                    By:  /s/ Debra A. Seiter
                                        ----------------------------------
                                        Title: Vice President



                                    BANK OF NEW YORK


                                    By:  /s/ David C. Siegal
                                        ----------------------------------
                                        Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST


                                    By:  /s/ Joseph P. Devoe
                                        ----------------------------------
                                        Title: Vice President




                                    CAPTIVA FINANCE LTD.


                                    By:
                                        ----------------------------------
                                        Title:


                                    CERES FINANCE, LTD.


                                    By:
                                        ----------------------------------
                                        Title:


                                    MEDICAL LIABILITY MUTUAL
                                          INSURANCE CO.

                                    By:   Chancellor LGT Senior Secured
                                          Management, Inc., as Investment
                                          Manager


                                    By:
                                        ----------------------------------
                                        Title:



                                    CREDITANSTALT CORPORATE FINANCE, INC.


                                    By:  /s/ Ridgely Cromwell
                                        ----------------------------------
                                        Title: Associate

                                    By:  /s/ Clifford L. Wells
                                        ----------------------------------
                                        Title: Vice President


                                    CITIBANK, N.A.


                                    By:  /s/ Charles Foster
                                        ----------------------------------
                                        Title: Attorney-In-Fact


                                    CREDIT LYONNAIS


                                    By:  /s/ Pascal Poupelle
                                        ----------------------------------
                                        Title: Executive Vice President



                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By:  /s/ Ronald Wolinsky
                                        ----------------------------------
                                        Title: Vice President and
                                               Group Leader

                                    BANKBOSTON, N.A.


                                    By:  /s/ Gregory R.D. Clark
                                        ----------------------------------
                                        Title: Managing Director

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:  /s/ David T. McNeela
                                        ----------------------------------
                                        Title: Vice President


                                    INDUSTRIAL BANK OF JAPAN, LTD.


                                    By:  /s/ Takuya Honjo
                                        ----------------------------------
                                        Title: Senior Vice President



                                    KREDIETBANK


                                    By:
                                        ----------------------------------
                                        Title:


                                    LTCB TRUST COMPANY


                                    By:
                                        ----------------------------------
                                        Title:

                                    LEHMAN COMMERCIAL PAPER INC.


                                    By:  /s/ Michele Swanson
                                        ----------------------------------
                                        Title: Authorized Signatory

                                    MARINE MIDLAND BANK, N.A.


                                    By:  /s/ Christopher French
                                        ----------------------------------
                                        Title: Authorized Signatory


                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:   Merrill Lynch Asset Management,
                                          L.P., as Investment Advisor


                                    By:  /s/ Gilles Marchand, CFA
                                        ----------------------------------
                                        Title: Authorized Signatory


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                          INC.


                                    By:  /s/ Gilles Marchand, CFA
                                        ----------------------------------
                                        Title: Authorized Signatory



                                    MITSUBISHI TRUST & BANKING CORPORATION


                                    By:
                                        ----------------------------------
                                        Title:


                                    NATIONSBANK N.A.


                                    By:
                                        ----------------------------------
                                        Title:


                                    PNC BANK, N.A.


                                    By:  /s/ Robert Mitchell
                                        ----------------------------------
                                        Title: Vice President

                                    SOCIETE GENERALE


                                    By:  /s/ Ralph Saheb
                                        ----------------------------------
                                        Title: Vice President, Manager

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:  /s/ Mark R. Olmon
                                        ----------------------------------
                                        Title: Vice President



                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                          INCOME TRUST


                                    By:  /s/ Jeffrey W. Maillet
                                        ----------------------------------
                                        Title: Senior Vice President
                                               and Director

                                    KZH HOLDING CORPORATION III


                                    By:  /s/ Andrew Taylor
                                        ----------------------------------
                                        Title: Authorized Agent


                                    KBC BANK N.V.


                                    By:
                                        ----------------------------------
                                        Title:




The undersigned guarantors hereby
consent to the foregoing Amendment:

GULFSTREAM AEROSPACE CORPORATION,
a Delaware Corporation


By:  /s/ Robert L. Williams
    --------------------------------
    Title: Vice President and
             Treasurer



GULFSTREAM AEROSPACE CORPORATION,
a Georgia Corporation

GULFSTREAM AEROSPACE CORPORATION,
D/B/A GULFSTREAM AEROSPACE
TECHNOLOGIES,
an Oklahoma Corporation

GULFSTREAM AEROSPACE CORPORATION,
a California Corporation


By: /s/ Robert L. Williams
   ---------------------------------
   Title: Vice President and
            Treasurer